                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(3)(2))
[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                       EDUCATIONAL DEVELOPMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                       EDUCATIONAL DEVELOPMENT CORPORATION
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------



    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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Notes:

                               PRELIMINARY COPY


                      EDUCATIONAL DEVELOPMENT CORPORATION
                         10302 EAST 55TH PLACE, SUITE B
                          TULSA,  OKLAHOMA  74146-6515

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 13, 1996


TO THE SHAREHOLDERS OF
  EDUCATIONAL DEVELOPMENT CORPORATION:


  A Special Meeting of Shareholders of Educational Development Corporation, a Delaware Corporation ("EDC" or the "Company"), will be held March 13, 1996, at 2:00 P.M., at the Company's headquarters located at 10302 East 55th Place, Suite B, Tulsa, Oklahoma, for the following purposes:

    1. To consider and vote upon a proposal to approve an amendment to the Corporation's Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock, par value $.20 per share, from 3,000,000 to 6,000,000.

  2. To transact such other business as may properly come before the meeting or any adjournments thereof.


  Only shareholders of record at the close of business on February 5, 1996 are entitled to notice of and to vote at the meeting.

    You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, you are requested to sign and return the enclosed proxy as promptly as possible in the enclosed postage paid envelope. You may revoke your Proxy at any time before it is exercised at the meeting.


                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ RANDALL W. WHITE

                         RANDALL W. WHITE
                         CHAIRMAN OF THE BOARD AND PRESIDENT


TULSA,  OKLAHOMA
FEBRUARY 12, 1996

                                PRELIMINARY COPY

                      EDUCATIONAL DEVELOPMENT CORPORATION
                         10302 EAST 55TH PLACE, SUITE B
                          TULSA,  OKLAHOMA  74146-6515

                                PROXY STATEMENT


  This Proxy Statement is furnished in connection with the solicitation of Proxies by the management of EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation (the "Company" or "EDC"), for use at a Special Meeting of Shareholders of the Company to be held at the Company's headquarters located at 10302 East 55th Place, Suite B, Tulsa, Oklahoma 74146-6515, on Wednesday, March 13, 1996, commencing at 2:00 P.M., and at all continuations and
adjournments thereof.   This Proxy Statement and accompanying form of Proxy are
first being mailed to shareholders on or about February 12, 1996.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  The Company's $.20 par value common stock is the only class of capital stock authorized by its Amended and Restated Certificate of Incorporation. The number of shares which may be voted at the meeting or any adjournment thereof is 2,258,247 shares, which was the number outstanding as of February 5, 1996, the record date. Each shareholder is entitled to one vote for each share held. The presence in person or by proxy of the holders of a majority of the shares issued and outstanding at the meeting will constitute a quorum for the transaction of business. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company.

  As of February 5, 1996, the following were the only persons known to management of the Company to be beneficial owners of more than five percent of the Company's outstanding common stock. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

NAME AND ADDRESS OF               AMOUNT OF BENEFICIAL   PERCENT OF
BENEFICIAL OWNER                        OWNERSHIP         CLASS (1)

   Randall W. White
   10385 South 76th E. Ave.
   Tulsa, Oklahoma  74133                   399,709 (2)        15.6%

   Robert D. Berryhill
   P.O. Box 740125
   Tulsa, Oklahoma  74147-0125              181,000 (3)         8.0%


 (1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired pursuant to currently exercisable stock options, however, shares which may be acquired by such person pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class of shares beneficially owned by any other person.
 (2) Includes 305,000 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.
 (3) Includes 10,000 shares as to which Mr. Berryhill has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

  As of February 5, 1996, the directors and the executive officers of the Company as a group were the beneficial owners of the following amount of shares of common stock of the Company. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.



NAMES OF DIRECTORS AND                       AMOUNT OF BENEFICIAL    PERCENT OF
  IDENTITY OF GROUP                                OWNERSHIP          CLASS (1)

G. Dean Cosgrove                                        10,000(2)          .4%
John M. Lare                                            10,000             .4%
James F. Lewis                                          32,239            1.4%
Robert D. Berryhill                                    181,000(2)         8.0%
Randall W. White                                       399,709(3)        15.6%
All directors and executive officers                   728,720(4)        27.5%
   as a group (7 persons)


 (1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired by such person or group pursuant to currently exercisable stock options, however, shares which may be acquired by such person or group pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class for shares beneficially owned by any other person or group.

 (2) Includes 10,000 option shares as to which Mr. Cosgrove and Mr. Berryhill each has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

 (3) Includes 305,000 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

 (4) Includes 395,000 shares as to which all directors and executive officers have the right to acquire beneficial ownership through the exercise of currently exercisable stock options.


            APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF
                    INCORPORATION TO INCREASE THE AUTHORIZED
                        COMMON STOCK OF THE CORPORATION

  The Board of Directors (the "Board") is requesting stockholder approval of an amendment (the "Amendment") to the Company's Restated Certificate of Incorporation (the "Certificate") to provide for an increase in the number of shares of Common Stock authorized for issuance from Three Million (3,000,000) to Six Million (6,000,000). The Board authorized the Amendment to the Certificate to increase the authorized shares of Common Stock, $.20 par value, by Three Million (3,000,000) shares on December 20, 1995.


                        PURPOSE AND EFFECT OF AMENDMENT

   On December 20, 1995 the Board adopted a resolution declaring a two-for-one stock split on the Company's outstanding Common Stock. This two-for-one split is to be effected in the form of a one hundred percent stock dividend (the "Stock Split"). The Company currently does not have a sufficient number of authorized shares of Common Stock to permit the Stock Split and therefore such split is contingent upon stockholder approval of this Amendment.

   A description of the common stock is as follows: All the shares are of one class. There is no preferred stock. The common stock has no redemption, conversion, sinking fund provisions or other similar rights. Upon liquidation of the Company, the holders of the common stock are entitled to share ratably in the net assets of the Company available for distribution. Shares of common stock now outstanding are fully paid and nonassessable and the shares of common stock to be issued will be fully paid and nonassessable. Holders of common stock are entitled to such dividends as may be declared by the Board of Directors from funds legally available therefor.

   Before the Amendment can become effective, shareholders must approve the Amendment by the affirmative vote of the holders of a majority of the outstanding Common Stock, with each share being entitled to one vote.

   The increase in the authorized Common Stock would permit the Stock Split and would allow the remaining unissued shares to be used at some future date for proper corporate purposes without further stockholder action. However, the Company presently has no plans to issue any shares other than as required for the Stock Split and as may be required in connection with an employee stock-based plan. If the Amendment is approved, as of April 1, 1996, the effective date of the Stock Split, the appropriate adjustments will be made in the number and price of shares reserved for issuance under an employee stock-based plan.

   Assuming stockholder approval of the Amendment, the proposed Stock Split will be effective as of April 1, 1996. On or about April 20, 1996, a certificate for the shares represented by the Stock Split will be mailed to each stockholder of record on April 1, 1996. Certificates representing shares issued prior to the record date will continue to represent the same number of shares of the Company's stock as they did prior to the record date and will, upon the effective date, represent the right to receive a certificate for an equal number of shares. Stockholders should not destroy their existing certificates and should not mail them to the Company or its transfer agent. Existing certificates and the certificates for additional shares that will be mailed to stockholders will represent the proper number of shares owned after the Stock Split becomes effective.

   The Board of Directors believes that the Stock Split will help to broaden interest in the Corporation's stock by reducing its market price and increasing the shares available for trading on the NASDAQ Stock Exchange. The Company further believes that the Stock Split will be in the best interests of the Corporation and its shareholders. There is no assurance or prediction of what affect, if any, this split will have on the market price of the stock.

   The Company believes that the Stock Split will not result in any taxable income or in any gain or loss to stockholders for U.S. federal income tax purposes. Immediately after the Stock Split, the tax basis of each share of Common Stock will be one-half of the tax basis before the Stock Split. For tax purposes, each new share will be deemed to have been acquired at the same time as the original share with respect to which the new share was issued.

   If the shareholders dispose of their shares subsequent to the Stock Split, they may pay higher brokerage commissions on the same relative interest in the Corporation because that interest is represented by a greater number of shares. Since the rate of brokerage commissions may vary, the Corporation is unable to specify the amount of this increase. Shareholders desiring this information may wish to consult their brokers to ascertain the brokerage commission that would be charged for disposing of the greater number of shares.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS
PROPOSAL.

                             REVOCABILITY OF PROXY

  A shareholder giving a Proxy has the power to revoke it at any time before its exercise. A Proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A Proxy will be suspended if the shareholder who executed it is present at the meeting and elects to vote in person.


                         SPECIFICATIONS BY SHAREHOLDERS

  Properly executed Proxies in the accompanying form which are filed before the meeting and not revoked will be voted in accordance with the directions and specifications contained therein.


                            SOLICITATION OF PROXIES

  This solicitation is made on behalf of the Board of Directors of the Company. The cost of soliciting these Proxies will be borne by the Company. In addition to solicitation by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward Proxies and proxy material to their principals and may reimburse them for their expenses in so doing. Certain officers and employees of the Company may solicit Proxies by telephone, facsimile or personally from some shareholders whose Proxies are not promptly received. Such officers and employees will receive no compensation other than their regular salaries, but they will be reimbursed for any expenses incurred in making such solicitation.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

  Any shareholder proposal to be presented at the 1996 annual meeting should be directed to Randall W. White, President of the Company, at 10302 East 55th Place, Suite B, Tulsa, Oklahoma 74146-6515, and must be received by the president on or before March 4, 1996. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.



                                 OTHER MATTERS

  Management does not intend to present and does not have any reason to believe that others will present at the special meeting any item of business other than as stated in the Notice of Special Meeting of Shareholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and discretionary authority to do so is included in the Proxy.



                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ RANDALL W. WHITE

                                             RANDALL W. WHITE
                                             CHAIRMAN OF THE BOARD AND PRESIDENT



TULSA,  OKLAHOMA
FEBRUARY 12, 1995

1. UPON THE PROPOSAL:    To amend the Corporation's Restated Certificate of
                         Incorporation increasing the number of authorized shares of Common Stock, par value $.20 per share, from 3,000,000 to 6,000,000.

 FOR the listed                 AGAINST
  proposal                     the listed
                                proposal
    / /                           / /


The foregoing is as set forth in the Notice of said meeting and in the accompanying Proxy Statement, receipt of which are hereby acknowledged.
THIS PROXY WILL BE VOTED AS INDICATED BY THE SHAREHOLDER(S). IF NO CHOICE IS INDICATED ON THE ABOVE PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. The Board of Directors know of no other proposals to come before this meeting. IF ANY OTHER MATTERS SHOULD BE BROUGHT BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY OR THEIR SUBSTITUTES WILL VOTE THIS PROXY ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


                                      The undersigned hereby revokes any Proxy heretofore given, and ratifies all that said Proxies may lawfully do or cause to be done by virtue hereof.

                                      Dated:
                                      ____________________________________, 1996

                                      ____________________________________ L.S.

                                      ____________________________________ L.S.
                                      IMPORTANT: Please sign exactly as your
                                      name or names appear on this Proxy and
                                      when signing as attorney, executor,
                                      administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer. If a partnership please sign in partnership name by authorized person(s).
                                             PLEASE SIGN THIS SIDE

          "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
          PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"

                      EDUCATIONAL DEVELOPMENT CORPORATION
             10302 EAST 55TH PLACE, SUITE B, TULSA, OKLAHOMA  74146
                                     PROXY
   THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS.
                SPECIAL MEETING OF SHAREHOLDERS, MARCH 13, 1996

          The undersigned hereby appoints Randall W. White and W. Curtis Fossett, or either or both of them, proxies of the undersigned, with full power of substitution, to vote all shares of Educational Development Corporation ("EDC") owned by or standing in the name of the undersigned, at the Special Meeting of Shareholders of EDC, to be held at its corporate headquarters located at 10302 East 55th Place, Suite B, Tulsa, Oklahoma, on March 13, 1996 at 2:00 o'clock P.M., local time, and at any adjournments.


                          (Continued on reverse side)